Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Masonite International Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 9th day of June, 2014.

Carlyle Group Management L.L.C.

By:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

The Carlyle Group L.P.
By: Carlyle Group Management L.L.C., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

Carlyle Holdings I GP Inc.

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

Carlyle Holdings I GP Sub L.L.C.
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

Carlyle Holdings I L.P.
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC Group, L.L.C.
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC Group Sub L.P.
by: TC Group, L.L.C., its general partner
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC Group CSP II, L.L.C.
by: TC Group Sub L.P., its managing member
by: TC Group, L.L.C., its general partner
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP II General Partner, L.P.
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Sub L.P., its managing member
by: TC Group, L.L.C., its general partner
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

Carlyle Strategic Partners II, L.P.
by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Sub L.P., its managing member
by: TC Group, L.L.C., its general partner
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP II Coinvestment, L.P.
by: CSP II General Partner, L.P., its general partner
by: TC Group CSP II, L.L.C., its general partner
by: TC Group Sub L.P., its managing member
by: TC Group, L.L.C., its general partner
by: Carlyle Holdings I L.P., its managing member
by: Carlyle Holdings I GP Sub L.L.C., its general partner
by: Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney in fact
Name:	Daniel A. D’Aniello
Title:	Chairman